SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 21, 2000

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION
            Exact name of registrant as specified in its charter


     DELAWARE                    File No. 1-14099           13-3386485
  (State or other           (Commission File Number)       (IRS Employer
  jurisdiction of                                          Identification
   incorporation)                                              Number)


711 Fifth Avenue, 11th Floor, New York, New York            10022
(Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code:         (212) 833-6200

                               Not Applicable
       (former name or former address, if changed since last report)

Item 5.   Other Events.

On November 21, 2000, Loews Cineplex Entertainment Corporation issued a press release (the "Press Release") announcing that it had entered into the Fourth Amendment and Limited Waiver (the "Waiver") to its Credit Agreement. A copy of the Press Release is attached hereto as Exhibit 10.9.4 and incorporated herein by reference, and a copy of the Waiver is attached hereto as Exhibit 10.9.5 and incorporated herein by reference.

Item 6.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired: Not applicable.

     (b)  Pro Forma Financial Information: Not applicable

     (c)  Exhibits

          Exhibit Number              Description

          10.9.4                      Press Release, dated November 21, 2000

          10.9.5 Fourth Amendment and Limited Waiver to Credit Agreement, dated as of
                                      November 21, 2000

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LOEWS CINEPLEX ENTERTAINMENT
                                           CORPORATION

Dated:  November 22, 2000              By: /s/ John C. McBride, Jr.
                                          --------------------------------
                                          John C. McBride, Jr.
                                          Senior Vice President and
                                            General Counsel

                  LOEWS CINEPLEX ENTERTAINMENT CORPORATION

                                  FORM 8-K

                               CURRENT REPORT

                               EXHIBIT INDEX



          Exhibit Number              Description

          10.9.4                      Press Release, dated November 21, 2000

          10.9.5 Fourth Amendment and Limited Waiver to Credit Agreement, dated as of
                                      November 21, 2000